Award-Winning Technology Stock Symbol: OTCBB:ECOC October 2007 With the exception of historical information, matters discussed in this presentation regarding product development, target markets, revenue and income projections, are forward looking statements that involve a number of risks and uncertainties as defined under the Private Securities Reform Act of 1995.

Cautionary Statement Certain statements included in this presentation may constitute forward-looking statements within the meaning of applicable securities laws. These statements reflect what Ecology Coatings anticipates, expects or believes may happen in the future. Ecology Coatings’ actual results could differ materially from the outcome or circumstance expressed or implied by such forward looking statements as a result of a variety of factors including, but not limited to: Ecology Coatings’ ability to develop its technologies; the approval of Ecology Coatings’ patent applications; the successful implementation of Ecology Coatings’ research and development programs; the ability of Ecology Coatings to demonstrate the effectiveness of its technology; the acceptance by the market of Ecology Coatings’ technology and products incorporating such technology; the ability of Ecology Coatings to effectively negotiate and enter into contracts with manufacturers for the licensing of Ecology Coatings’ technology; competition; the ability of Ecology Coatings to raise capital to fund its operating, research and development activities until it generates revenues sufficient to do so; and the timing of projects and trends in future operating performance, as well as other factors expressed from time to time in Ecology Coatings’ periodic filings with the Securities and Exchange Commission (the “SEC”). As a result, this presentation should be read in conjunction with Ecology Coatings’ periodic filings with the SEC which are incorporated herein by reference. The forward-looking statements contained herein are made only as of the date of this presentation, and Ecology Coatings undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

What Others Are Saying about Ecology Coatings · “We are in the early stages of a profound industry change. Using Ecology Coatings’ nano-based materials could reduce the cost of applying a coating from a few dimes per article down to one cent per article or less.” — Bob Matheson, DuPont Corporation · “Ecology Coatings has developed a technology for polycarbonates that throws the door open wide on a new set of performance properties that benefit manufacturers and consumers.” — Jason Wichmann, Tekra Corporation · “10 Cleantech Companies to Watch...Ecology Coatings.” — Red Herring Magazine

Awards Time Magazine: Best Inventions World Economic Forum: Technology Pioneer Wall Street Journal: Technology Innovator

About Ecology Coatings Ecology Coatings is the world leader in the discovery, development, and manufacturing of nanotechnology-enabled, ultra-violet curable, advanced coatings materials that drive efficiencies and clean processes in manufacturing. Since its inception in 1990, the company has been singularly focused on the advancement of high-performance, energy-efficient, environmentally-sound coatings technologies. Today, Ecology Coatings’ reputation as a leader in coatings research has led many industry leaders to use Ecology as a testing ground for new products. This research has produced a line of proprietary, patented, multi-functional coatings of superior performance, exhibiting a new set of properties that are suitable for a broad range of applications. The most important aspect of our technology is that these properties are achieved with a faster, more efficient, and environmentally friendly process.

Cleantechnology/ Nanotechnology Cleantechnology is generally defined as products or services that improve operational performance, productivity or efficiency while reducing costs, inputs, energy consumption, waste or pollution. According to the Cleantech Venture Network, venture capital investment in cleantech increased to $1.6 billion in 2005, representing a 35% increase over 2004. There have been 8 consecutive quarters of increasing venture investment resulting in cleantech now being the third largest investment category behind biotechnology and software. With several states recently establishing cleantech initiatives and the private sector clamoring for clean technologies, total investment has reached $1.4 billion in the first half of 2006 alone. All of Ecology’s coatings are ultra violet (“UV”) curable — a decidedly clean process. Our coatings cure within 3 to 10 seconds after application without the use of heat. This changes the manufacturing dynamic in four ways. First, UV curing eliminates the bottleneck effect and makes disassembly unnecessary, drastically increasing the speed with which coated products are produced. Second, the use of UV curing obviates the need for thermal heating equipment and/or drying space, allowing manufacturers to use 80% less floor space. Similarly, third, the elimination of thermal heating from the manufacturing process saves on the ever increasing cost of natural cost — an energy cost savings of 80%. Finally, the use of a 100% solids results in no harmful emissions in application. But the advantages of Liquid Nanotechnology TM go further. Ecology’s products provide superior performance over conventional coatings. Ecology’s 100% solids are completely efficient and result in no wasted product: if a manufacturer needs 1mil dry film thickness he will only apply and cure 1mil of coating. The products can also be reclaimed and reused. Furthermore, Ecology’s products do not promote corrosion or flash rusting, yet provide superior scratch, abrasion and chemical resistance with full pigmentation and high optical clarity.

Liquid Nanotechnology TM Nearly every manufactured product has a protective coating on it, whether it is metal, plastic, glass or an electronic product. These coatings are important for protection, specifically scratch resistance, abrasion resistance, added durability, and for maintaining the overall aesthetic quality of the product. Normally, an organic solvent or water carrier ingredient is added to the coating, to adjust viscosity for application. During the curing process, this carrier evaporates either by the application of heat, by allowing the passage of time, or both. Traditional coatings — powder-coat, waterborne and solvent-based — remain the standard in the $30B global OEM coatings market. However, its use continues to burden manufacturers with unnecessary environmental health and safety disadvantages. Seizing this opportunity, Ecology Coatings has leveraged nanotechnology in order to develop a new standard. What is Ecology’s solution? Liquid Nanotechnology TM . Liquid Nanotechnology TM represents a radical paradigm shift in coatings technology. While others have focused efforts on improving the status quo, traditional coatings — Ecology has strived for technological breakthroughs. Since 1990, Ecology has been singularly focused on developing products that enable inexpensive mass production with atomic-level precision, using solid materials cured under UV light to create coatings that are not only viable but are also clean and efficient.

Ecology Coatings' Value Proposition

ecologycoatings

Definition	• Develops products that enable inexpensive mass production using Liquid Nanotechnology™ cured under UV light to create coatings that are clean and efficient. • Coatings cure without the use of heat within 3 to 10 seconds after application.	
Technological Advances	• UV curing eliminates the bottleneck effect and makes disassembly unnecessary, increasing the speed with which coated products are produced. • Use of UV curing obviates the need for thermal heating equipment and/or drying space, allowing manufacturers to use 80% less floor space. • Elimination of thermal heating from the manufacturing process saves on increasing production costs — an energy cost savings of at least 80%. • Use of 100% "solids" results in no harmful emissions in application.	
Superior Performance	• Since Ecology Coatings' products contain no solvents, a 1 mil wet film will cover more than 1600 square feet with a 1 mil dry film thickness. • There are no additives or water in the product that can cause corrosion or flash rusting on bare metal surfaces. • Ecology Coatings' products have excellent adhesion to most materials without the multi-stage cleaning processes used for powder or solvent-containing traditional coatings. • Our coating products can provide unique combinations of properties such as hardness and flexibility in pigmented colors, or scratch resistance and optical clarity in clear coatings. • Ecology Coatings nanotechnology-enhanced products have superior barrier properties including water or oxygen transmission and chemical resistance. • The use of Liquid Nanotechnology™ provides overall improvements in coating appearance, adhesion and performance relative to competitive products.	

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The Ecology Coatings Advantage Our liquid nano-technology TM coatings offer a number of performance and user benefits over traditional coatings. We believe that our 100% solids, UV-cured industrial coatings are the coatings industry’s cutting edge, offering bottom line value and environmental gains to users because they: · Cure faster, usually in less than a minute; · Use less floor space; · Use less energy; · Reduce EPA compliance burden because they contain fewer toxic chemicals; · Provide improved coating performance; · Help boost productivity by increasing manufacturing throughput; and · Minimum of 90% less parts and process.

Applications: Paper Products Ecology Coatings has created new “barrier technology” using nanomaterials in coatings that contain no solvents. These nano-enabled thin film coatings can be applied with ordinary spray guns and cure in seconds in UV light. This technology is being used to create packaging films that can improve the shelf life of food or medical products, mold-resistant architectural materials, medical labels that are thermally printed and protect patient information from water or chemical damage, and water-resistant printable envelopes.

Applications: Plastics In the plastics market, the majority of coatings in use today are less than 50% solids, requiring extended time for air-drying since thermal drying will damage most plastics. Ecology Coatings’ products, using 100% solids, cure in seconds and have excellent adhesion to the common engineering plastics. Clear coatings exhibit unmatched hardness and abrasion resistance in combination with high optical clarity. Color pigmented coatings provide good hardness and flexibility in various color modes (solid, transparent, etc.). These features are important in electronics (displays, cases), automotive (headlights, wheels, trim) and medical devices.

Applications: Metals Ecology Coatings is able to offer coatings for bare metals, eliminating primers, that are 100% solids and are UV-curable in seconds. Also, conventional pigmented (color) coatings are typically thermally cured, while Ecology Coatings is able to achieve desired pigmentation in a UV-curable product. Applications include automotive parts (doors, body, etc.) as well as products that are metal in combination with seals or other rubber parts (e.g., gaskets). Since Ecology Coatings is able to offer a curing process that is not dependent upon heat, parts such as these (metals with rubber parts), will not require disassembly prior to finishing.

Applications: Glass Ecology Coatings offers both coatings and adhesives for glass applications. These include a thin film adhesive for use between multiple glass layers or glass/plastic laminates to improve the impact resistance or wind strength capability of architectural glass. Also, certain products are designed to be cured in sunlight, eliminating the need for UV lamps.

Applications: Electronics Ecology’s coatings do not contain either water or organic solvents that may damage delicate components. These coatings are also UV-curable and may be applied and cured without thermal damage to the substrate. The nano-properties of the coatings provide for high resistance to both abrasion and humidity. In most cases, these coatings may be applied with no pretreatment. Furthermore, our coatings have high optical clarity and are quite flexible, offering a minimum of a 180 degree mandrel bend. Ecology’s coatings are ideally suited to protect temperature sensitive, scratch-prone surfaces, such as OLED displays.

Applications: Medical Devices Ecology has successfully developed a flexible, urethane based coating used to bond metal and plastic parts for use on a major medical device manufacturer’s heart catheters. Ecology is developing nano-engineered coatings to produce surfaces resistant to microbial growth. Applications may include bacterial-resistant coatings for use on medical instruments and sterile surfaces in doctors’ offices and hospitals.

The Business Model

Sales and Marketing Model · Pursue product licensing and royalty arrangements with established coatings manufacturers. · Select markets to be targeted for direct sales of Liquid Nanotechnology TM products using either internal manufacturing, third party sources or acquired capacity. · Develop joint ventures in market sectors requiring significant downstream market or manufacturing capability such as coated paper products. · Tim Tanner, Vice President of Business Development – 19 years of experience in the development and marketing of UV-curable coatings for Redspot Paint and Varnish and North American Lighting. · Enhance global branding of Ecology Coatings’ business and its public relations initiatives. – World Economic Forum – Young Global Leaders – Virgin Ecology Summit, March 2008

Management Team and Board of Directors Management · Richard D. Stromback, 38 Chairman of the Board and Chief Executive Officer · F. Thomas Krotine, 66 President and Chief Operating Officer · David W. Morgan, 48 Vice President and Chief Financial Officer · Adam S. Tracy, 30 Vice President and General Counsel Board of Directors · Mr. Stromback, Chairman · Mr. Krotine, President and COO · Mr. Robert W. Leibig, 57 Formerly with Lehman Brothers and First Boston. · Donald C. Campion, 59 Extensive public company CFO and BOD experience Board of Advisors
· Dr. William F. Coyro, Jr., Chairman

Balance Sheet, as of June 30, 2007 (unaudited)
Assets Current assets $ 1,815,887 Prepaid expenses 538,500 Patents – net 299,801 Other – net 13,837 Total Assets $ 2,668,025 Liabilities and Stockholders’ Equity Current liabilities $ 660,791 Notes payable – related party 243,500 Other – net 616,735 Total Liabilities $ 1,521,026 Stockholders’ Equity Common stock $ 32,131 Capital in excess of par value 5,094,661 Accumulated deficit (3,979,793) Total stockholders’ equity $ 1,146,999 Total Liabilities and Stockholders’ Equity $ 2,668,025

Intellectual Property Assets · Patent Strategy – Patent filings by Wilson, Sonsini, Goodrich & Rosati – Secure several broad U.S. and key international patents covering fundamental features such as nanotechnology and 100% solids chemistry – License technology to large corporate partners who will assist in defending patents – Retain certain key technology as trade secret where reverse engineering is difficult · Patent Position — covering Liquid Nanotechnology TM products and additives on metals, plastics, etc. for multiple market areas. – Four U.S. patents issued — composition and process patents – Nine patents under review by the USPTO – Foreign filings in China, EU and Canada – Additional applications in preparation

Major UV/EB Curable Coating Markets · The current market for UV/EB-cured coatings, most of which contain solvents, is $1.3 billion worldwide and is primarily used for wood flooring, fiber optic cable, photolithography and certain automotive applications. We estimate that 10% of these applications can be converted to Ecology Coatings products. · Ecology Coatings’ products address multiple major markets that currently have limited UV-curable product penetration: – OEM Products — this is a $30 billion market overall — with powder coatings comprising about $5 billion — with $5 billion accessible overall to UV-cured coatings. – Electronic Packaging — the overall market is greater than $800 million and the accessible market is estimated at $200 million. – Paper and Wallboard — the coatings market is $10 billion and a conservative estimate of the accessible market is $500 million. This market expands considerably at the converter level for products such as labels, envelopes, etc. – Labels — the North American market exceeds $4 billion including specialty paper point-of-sale tapes.

Capital-Raising Plans

Why Invest in Cleantech? The Cleantech Index (CTIUS) is a modified equal-dollar weighted index of U.S. exchange-traded companies which are engaged in the cleantech industry. “Cleantech” is defined as any knowledge-based product or service that improves operational performance, productivity of efficiency; while reducing costs, inputs, energy consumption, waste or pollution. The CTIUS index was established with a base value of 500.00 at the close on December 31, 1999. The Index is rebalanced every March, June, September and December. The Index was created by and is a trademark of Cleantech Capital Indices LLC. PZD vs. Russell 2000 Index The PowerShares Cleantech Portfolio (PZD) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Cleantech Index. PZD has outperformed the Russell 2000 Stock Index by 25% over the past 12 months.

Summary · Investment in cleantech companies is accelerating at a rapid pace, exceeding that of the American economy as a whole by a wide measure. · The market performance of cleantech companies significantly exceeds that of the major market indices. · Ecology Coatings is the recognized global leader in the development of Liquid Nanotechnology TM -enabled, ultra-violet curable, cleantechnology coatings. · Ecology Coatings has proven, patent-protected, industry-applicable coatings solutions available NOW. · NOW is the time to invest in Ecology Coatings.